EXHIBIT 4

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                        CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Wilson Carlos Duarte Delfino                                                  General Taxpayers' Register:
                                                                                    414.597.098-53
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors
-------------------------------------------------------------------------------------------------------------------------

                                                    OPENING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                             Same kind         Total
-------------------------------------------------------------------------------------------------------------------------
    Share                                 COMMON                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                                 COMMON                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.

-------------------------------------------------------------------------------------------------------------------------
Name: Adezio de Almeida Lima                                                        General Taxpayers' Register:
                                                                                    342.530.507-78
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors

-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 COMMOM                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 COMMON                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                        CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.

-------------------------------------------------------------------------------------------------------------------------
Name: Francisco de Oliveira Filho                                                   General Taxpayers' Register:
                                                                                    011.344.346-34
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors

-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE

------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Eggon Joao da Silva                                                           General Taxpayers' Register:
                                                                                    009.955.179-91
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors

-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                  156            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
    Share                               Common (1)                             1,566,862         10.13         3.51
-------------------------------------------------------------------------------------------------------------------------
    Share                               Common (2)                               1,407           0,01          0,00
-------------------------------------------------------------------------------------------------------------------------
    Share                               Preferred                                9,140           0.03          0.02
-------------------------------------------------------------------------------------------------------------------------
    Share                             Preferred (1)                            1,768,172         6.06          3.96
-------------------------------------------------------------------------------------------------------------------------
    Share                             Preferred (2)                                -             0,00          0,00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                  156            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
    Share                               Common (1)                             1,566,862         10.13         3.51
-------------------------------------------------------------------------------------------------------------------------
    Share                               Common (2)                               1,407           0,01          0,00
-------------------------------------------------------------------------------------------------------------------------
    Share                               Preferred                                39,140          0.03          0.02
-------------------------------------------------------------------------------------------------------------------------
    Share                             Preferred (1)                            1,768,172         6.06          3.96
-------------------------------------------------------------------------------------------------------------------------
    Share                             Preferred (2)                                -             0,00          0,00
-------------------------------------------------------------------------------------------------------------------------

(1) Indirect participation through the company Weg S.A.

(2) Indirect participation through the company Eggon Joao da
    Silva Adm. Ltd.

                                 INDIVIDUAL FORM

            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Luiz Carlos Fernandes Afonso                                                  General Taxpayers' Register:
                                                                                    035.541.738-35
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors
-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Francisco Ferreira Alexandre                                                  General Taxpayers' Register:
                                                                                    301.479.484-87
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors
-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Jaime Hugo Patalano                                                           General Taxpayers' Register:
                                                                                    011.141.237-49
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Board of Directors
-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total

-------------------------------------------------------------------------------------------------------------------------
    Share                                 Common                                   1             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Luciano Carvalho Ventura                                                      General Taxpayers' Register:
                                                                                    018.153.854-72
-------------------------------------------------------------------------------------------------------------------------
Qualification: Member of the Fiscal Council
-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                               Preferred                                  12            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                                    CLOSING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                               Preferred                                  12            0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

-------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
-------------------------------------------------------------------------------------------------------------------------
Name: Wang Wei Chang                                                                General Taxpayers' Register:
                                                                                    534.698.608-15
-------------------------------------------------------------------------------------------------------------------------
Qualification: Chief Financial Officer
-------------------------------------------------------------------------------------------------------------------------
                                                    OPENING BALANCE
-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                               Preferred                                  2             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
                                                    CLOSING BALANCE

-------------------------------------------------------------------------------------------------------------------------
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
-------------------------------------------------------------------------------------------------------------------------
                                                                                               Same kind       Total
-------------------------------------------------------------------------------------------------------------------------
    Share                               Preferred                                  2             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------

                                CONSOLIDATED FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


----------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
----------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT AND        (X) BOARD OF DIRECTORS         ( ) EXECUTIVE      ( ) FISCAL COUNCIL        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
----------------------------------------------------------------------------------------------------------------------------
                                                      OPENING BALANCE
----------------------------------------------------------------------------------------------------------------------------
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Same kind        Total

----------------------------------------------------------------------------------------------------------------------------
      Share                                 Common                                  162            0.00          0.00
----------------------------------------------------------------------------------------------------------------------------
      Share                               Common (1)                             1,566,862        10.13          3.51
----------------------------------------------------------------------------------------------------------------------------
      Share                               Common (2)                               1,407           0.01          0.00
----------------------------------------------------------------------------------------------------------------------------
      Share                                Preferred                               9,140           0.03          0.02
----------------------------------------------------------------------------------------------------------------------------
      Share                              Preferred (1)                           1,768,172         6.06          3.96
----------------------------------------------------------------------------------------------------------------------------
      Share                              Preferred (2)                               -             0.00          0.00
----------------------------------------------------------------------------------------------------------------------------
                                                      CLOSING BALANCE

----------------------------------------------------------------------------------------------------------------------------
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Same kind        Total

----------------------------------------------------------------------------------------------------------------------------
      Share                                 Common                                  162            0.00          0.00
----------------------------------------------------------------------------------------------------------------------------
      Share                               Common (1)                             1,566,862        10.13          3.51
----------------------------------------------------------------------------------------------------------------------------
      Share                               Common (2)                               1,407           0.01          0.00
----------------------------------------------------------------------------------------------------------------------------
      Share                                Preferred                              39,140           0.03          0.02
----------------------------------------------------------------------------------------------------------------------------
      Share                              Preferred (1)                           1,768,172         6.06          3.96
----------------------------------------------------------------------------------------------------------------------------
      Share                              Preferred (2)                               -             0.00          0.00


(1) Indirect participation through the company Weg S.A.

(2) Indirect participation through the company Eggon Joao da Silva Adm. Ltd.

                                CONSOLIDATED FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


----------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
----------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         ( ) EXECUTIVE      (X) FISCAL COUNCIL        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
----------------------------------------------------------------------------------------------------------------------------
                                                      OPENING BALANCE
----------------------------------------------------------------------------------------------------------------------------
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Same kind        Total
----------------------------------------------------------------------------------------------------------------------------
      Share                                Preferred                                12             0.00          0.00
----------------------------------------------------------------------------------------------------------------------------
                                                      CLOSING BALANCE
----------------------------------------------------------------------------------------------------------------------------
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Same kind        Total
----------------------------------------------------------------------------------------------------------------------------
      Share                                Preferred                                12             0.00          0.00
----------------------------------------------------------------------------------------------------------------------------

                                CONSOLIDATED FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On March 2004 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



----------------------------------------------------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.

----------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         (X) EXECUTIVE      ( ) FISCAL COUNCIL        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
---------------------------------------------------------------------------------------------------------------------------
                                                      OPENING BALANCE
----------------------------------------------------------------------------------------------------------------------------
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Same kind        Total
----------------------------------------------------------------------------------------------------------------------------
      Share                                Preferred                                 2             0.00          0.00
----------------------------------------------------------------------------------------------------------------------------
                                                      CLOSING BALANCE
----------------------------------------------------------------------------------------------------------------------------
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Same kind        Total
---------------------------------------------------------------------------------------------------------------------------
      Share                                Preferred                                 2             0.00          0.00
----------------------------------------------------------------------------------------------------------------------------